Exhibit 10.92

EXECUTION VERSION

THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT

AND

INCREMENTAL INCREASE AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND INCREMENTAL INCREASE AGREEMENT (this “Amendment”) is dated as of October 30, 2017, and effective in accordance with Section 4 below, by and among TELETECH HOLDINGS, INC., a Delaware limited liability company (the “Administrative Borrower”), certain subsidiaries of the Administrative Borrower party hereto (collectively with the Administrative Borrower, the “Borrowers”), the Lenders (as defined below) party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders party to the Credit Agreement (“Agent”).

STATEMENT OF PURPOSE:

WHEREAS, the Borrowers, the financial institutions party thereto (the “Lenders”) and Agent are parties to the Amended and Restated Credit Agreement dated as of June 3, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, The Borrowers hereby request an Incremental Revolving Credit Increase in an aggregate principal amount of $300,000,000 in accordance with Section 2.9(b) of the Credit Agreement;

WHEREAS, subject to the terms and conditions set forth herein, certain Lenders have severally agreed to provide the Incremental Revolving Credit Increase (each an “Increasing Lender” and, collectively, the “Increasing Lenders”); and

WHEREAS, the Borrowers have requested, and subject to the terms and conditions set forth herein, Agent and the Lenders party hereto have agreed, to certain amendments to the Credit Agreement as more specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                     Capitalized Terms.  All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.                                     Amendment to Credit Agreement.  The parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)                                 Amendment to Letter of Credit Commitment.  The definition of “Letter of Credit Commitment” contained in Section 1.1 of the Credit Agreement is hereby amended by replacing the reference therein to “Thirty-Five Million Dollars ($35,000,000)” with “Twenty-Five Million Dollars ($25,000,000)”.

(b)                                Amendment to Swing Line Commitment.  The definition of “Swing Line Commitment” contained in Section 1.1 of the Credit Agreement is hereby amended by replacing the reference therein to “Twenty-Five Million Dollars ($25,000,000)” with “Fifteen Million Dollars ($15,000,000)”.

(c)                                 Amendment to Revolving Amount.  The definition of “Revolving Amount” contained in Section 1.1 of the Credit Agreement is hereby amended by amending the last sentence thereof to read as follows:

“The Revolving Amount for all the Lenders on the Third Amendment Effective Date shall be One Billion Two Hundred Million Dollars ($1,200,000,000).”

(d)                                Amendment to Section 1.1.  Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition in proper alphabetical order:

“ “Third Amendment Effective Date” means October 30, 2017.”

(e)                                 Amendment to Section 2.5.  Section 2.5(a) is hereby amended by amending and restating clause (ii) thereof to read as follows:

“(ii) 2:00 P.M. (Eastern time) two Business Days prior to the proposed date of borrowing of, continuation of or conversion of a Loan to, a Eurodollar Loan,”

(f)                                   Amendment to Schedule 1.  Schedule 1 to the Credit Agreement is hereby amended by replacing Schedule 1 in its entirety with Schedule 1 attached hereto as Annex A.

3.                                     Incremental Revolving Credit Increase.

(a)                                 After giving effect to the Incremental Revolving Credit Increase as of the Third Amendment Effective Date, each Lender severally agrees that its respective Revolving Credit Commitment shall be as set forth opposite such Lender’s name on Schedule 1 attached hereto as Annex A.

(b)                                With respect to the Incremental Revolving Credit Increase, as of the Third Amendment Effective Date and after giving effect to this Amendment, (i) the Incremental Revolving Credit Increase shall constitute part of, and shall be added to, the Revolving Amount and shall be subject to the terms thereof (including, without limitation, interest rate, fees, repayments, prepayments and maturity, but for the avoidance of doubt, the commitment fee on the portion of the Revolving Credit Commitment attributable to the Incremental Revolving Credit Increase shall accrue from the Third Amendment Effective Date, and not from the First Amendment Effective Date), (ii) there shall be an automatic adjustment to the Commitment Percentages in respect of the Revolving Amount of each Lender with a Revolving Credit Commitment after giving effect to the Incremental Revolving Credit Increase and (iii) Agent shall reallocate the Revolving Credit Availability and the Revolving Credit Exposure in accordance with the updated Commitment Percentages as of the Third Amendment Effective Date (and the Increasing Lenders agree to fund Revolving Loans on the Third Amendment Effective Date and make such adjustments necessary to effect such reallocation).

4.                                     Conditions to Effectiveness.  This Amendment shall be deemed to be effective upon the satisfaction of each of the following conditions to the reasonable satisfaction of Agent (such date the “Third Amendment Effective Date”):

(a)                                 Executed Amendment.  Agent shall have received counterparts of this Amendment duly executed by Agent, the Required Lenders, the Increasing Lenders, the Fronting Lender, the Swing Line Lender and by an Authorized Officer of the Administrative Borrower and each Credit Party;

(b)                                New Revolving Credit Notes.  Agent shall have received a Revolving Credit Note executed by US Borrower in favor of each Increasing Lender that has requested a Revolving Credit Note at least two Business Days in advance of the effective date hereof;

(c)                                 Secretary’s Certificate of Administrative Borrower.  Agent shall have received a secretary’s certificate for the Administrative Borrower attaching copies of (i) the resolutions of the board of directors (or comparable official body) of the Administrative Borrower evidencing approval of the execution and delivery of this Amendment and the execution of other Related Writings to which the Administrative Borrower is a party and (ii) the Organizational Documents of the Administrative Borrower certified on or about the date hereof by the Secretary of State or comparable entity in the state or states where the Administrative Borrower is incorporated or formed (or a representation by an Authorized Officer of the Administrative Borrower that the copies of such Organizational Documents previously provided to Agent have not been amended, supplemented or otherwise modified);

(d)                                Representations and Warranties.  The representations and warranties of the Credit Parties contained in Section 5 below shall be true and correct; and

(e)                                 Fees and Expenses.  (i) Agent and the Lenders, as applicable, shall have been paid such additional fees as separately agreed to by the parties and (ii) Agent shall have been reimbursed for all out-of-pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the reasonable and documented out-of-pocket fees and disbursements of counsel for Agent (to the extent payable pursuant to the letter agreement dated as of October 6, 2017 between Wells Fargo Securities, LLC and the Administrative Borrower), to the extent invoiced at least two Business Days prior to the effective date hereof or otherwise set forth on a funds flow which has been approved by the Administrative Borrower.

(f)                                   Compliance Certificate. Agent shall have received from the Administrative Borrower, a Compliance Certificate demonstrating that US Borrower is in pro forma compliance with the financial covenants set forth in Section 5.7 of the Credit Agreement for the most recently completed fiscal quarter after giving effect to the Incremental Revolving Credit Increase (assuming that the entire Incremental Revolving Credit Increase is fully funded on the Third Amendment Effective Date) and the use of proceeds thereof.

5.                                     Representations and Warranties.  By its execution hereof, each Credit Party hereby represents and warrants to Agent and the Lenders that, as of the date hereof after giving effect to this Amendment:

(a)                                 each of the representations and warranties made by the Credit Parties in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case, on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date;

(b)                                no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto;

(c)                                 it has the right and power and is duly authorized and empowered to enter into, execute and deliver this Amendment and to perform and observe the provisions of this Amendment;

(d)                                this Amendment has been duly authorized and approved by such Credit Party’s board of directors or other governing body, as applicable, and constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(e)                                 the execution, delivery and performance of this Amendment do not conflict with, result in a breach in any of the provisions of, constitute a default under, or result in the creation of a Lien (other than Liens permitted under Section 5.9 of the Credit Agreement) upon any assets or property of any Company under the provisions of, such Company’s Organizational Documents or any material agreement to which such Company is a party.

6.                                     Effect of this Amendment.  Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Credit Parties, on the one hand, and Agent or any other Lender, on the other hand.  References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.  This Amendment is a Loan Document.

7.                                     Reaffirmations.  Each Credit Party (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

8.                                     Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND THE RESPECTIVE RIGHTS AND OBLIGATIONS OF BORROWERS, AGENT, AND THE LENDERS SHALL BE GOVERNED BY NEW YORK LAW, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

9.                                     Counterparts.  This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts and by facsimile signature, each of which counterparts when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

10.                              Electronic Transmission.  Delivery of this Amendment by facsimile, telecopy or pdf shall be effective as delivery of a manually executed counterpart hereof; provided that, upon the request of any party hereto, such facsimile transmission or electronic mail transmission shall be promptly followed by the original thereof.

11.                              Nature of Agreement.  For purposes of determining withholding Taxes imposed under FATCA from and after the effective date of this Amendment, the Administrative Borrower and Agent shall treat (and the Lenders hereby authorize Agent to treat) the Credit Agreement (as amended by this Amendment) as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

ADMINISTRATIVE BORROWER:

TELETECH HOLDINGS, INC., as Borrower

By:
Name:
Title:

TeleTech Holdings, Inc.

Third Amendment to Amended and Restated Credit Agreement

and Incremental Increase Agreement

Signature Page

TELETECH SERVICES CORPORATION, as Guarantor

By:
Name:
Title:

TELETECH INTERNATIONAL HOLDINGS, INC., as Guarantor

By:
Name:
Title:

REVANA, INC., as Guarantor

By:
Name:
Title:

ELOYALTY, LLC, as Guarantor

By:
Name:
Title:

TELETECH GOVERNMENT SOLUTIONS, LLC, as Guarantor

By:
Name:
Title:

TTEC CONSULTING, INC., as Guarantor

By:
Name:
Title:

TeleTech Holdings, Inc.

Third Amendment to Amended and Restated Credit Agreement

and Incremental Increase Agreement

Signature Page

TELETECH SOUTH AMERICA HOLDINGS, LLC, as Guarantor

By:
Name:
Title:

TELETECH HEALTHCARE SOLUTIONS, INC., as Guarantor

By:
Name:
Title:

TeleTech Holdings, Inc.

Third Amendment to Amended and Restated Credit Agreement

and Incremental Increase Agreement

Signature Page

AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent, Swing Line Lender, Fronting Lender and Lender

By:
Name:	Patrick McCormack
Title:	Vice President

TeleTech Holdings, Inc.

Third Amendment to Amended and Restated Credit Agreement

and Incremental Increase Agreement

Signature Page

BANK OF AMERICA, N.A., as Lender

By:
Name:
Title:

TeleTech Holdings, Inc.

Third Amendment to Amended and Restated Credit Agreement

and Incremental Increase Agreement

Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

TeleTech Holdings, Inc.

Third Amendment to Amended and Restated Credit Agreement

and Incremental Increase Agreement

Signature Page

COMPASS BANK, as Lender

By:
Name:
Title:

TeleTech Holdings, Inc.

Third Amendment to Amended and Restated Credit Agreement

and Incremental Increase Agreement

Signature Page

BANK OF THE WEST, as Lender

By:
Name:
Title:

TeleTech Holdings, Inc.

Third Amendment to Amended and Restated Credit Agreement

and Incremental Increase Agreement

Signature Page

KEYBANK NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

TeleTech Holdings, Inc.

Third Amendment to Amended and Restated Credit Agreement

and Incremental Increase Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

TeleTech Holdings, Inc.

Third Amendment to Amended and Restated Credit Agreement

and Incremental Increase Agreement

Signature Page

THE NORTHERN TRUST COMPANY, as Lender

By:
Name:
Title:

TeleTech Holdings, Inc.

Third Amendment to Amended and Restated Credit Agreement

and Incremental Increase Agreement

Signature Page

JPMORGAN CHASE BANK, N.A., as Lender

By:
Name:
Title:

TeleTech Holdings, Inc.

Third Amendment to Amended and Restated Credit Agreement

and Incremental Increase Agreement

Signature Page

ANNEX A

Schedule 1

Commitments of Lenders

LENDERS	COMMITMENT PERCENTAGE	REVOLVING AMOUNT
Wells Fargo Bank, National Association	16.68%	$200,150,000.00
Bank of America, N.A.	16.68%	200,150,000.00
HSBC Bank USA, National Association	14.17%	170,000,000.00
Compass Bank	14.17%	170,000,000.00
Bank of the West	13.89%	166,700,000.00
KeyBank National Association	8.33%	100,000,000.00
U.S. Bank National Association	8.33%	100,000,000.00
JPMorgan Chase Bank, N.A.	4.42%	53,000,000.00
The Northern Trust Company	3.33%	40,000,000.00
Total	100%	$1,200,000,000.00